Exhibit 10.32

CONFIDENTIAL
February 23, 2021

OGE Energy Corp.
P.O. Box 321
321 North Harvey
Oklahoma City, Oklahoma 73101

Attention: Charles B. Walworth, Treasurer

Re: OGE Energy Corp. Commitment Letter $1.0 Billion Delayed Draw Term Loan Facility (“Commitment Letter”)

Ladies and Gentlemen:

OGE Energy Corp. (the “Company” or “you”) has requested a delayed draw term loan facility (the “Facility”) in the aggregate principal amount of $1,000,000,000 (the “Commitment”). The proceeds of the Facility will be used for general corporate purposes.

Wells Fargo Bank, National Association (“Wells Fargo Bank”) is pleased to agree to act as administrative agent (the “Agent”) under the Facility and to commit to provide 100% of the Commitment on the terms and subject to the conditions set forth herein and in the summary of terms and conditions attached hereto as Exhibit A (the “Term Sheet”).

In addition, Wells Fargo Securities, LLC (“Wells Fargo Securities” and collectively with Wells Fargo Bank, the “Wells Fargo Parties”) is pleased to agree to act as sole lead arranger and sole book runner (in such capacities, the “Arranger”) for the Facility and to syndicate the Facility to one or more other financial institutions (collectively with Wells Fargo Bank, the “Lenders”). For purposes hereof and the Term Sheet, a “Successful Syndication” shall mean that Wells Fargo Bank holds commitments or loans of not more than $350,000,000 in respect of the Facility. For the avoidance of doubt, the obligations of the Wells Fargo Parties under this Commitment Letter are not contingent upon a Successful Syndication. Wells Fargo Securities will, in a manner reasonably acceptable to and in consultation with the Company, manage all aspects of the syndication including, without limitation, subject to the Company’s approval (not to be unreasonably withheld or delayed), (i) the selection and number of potential lenders to be approached, (ii) the timing of all offers to potential lenders, (iii) the acceptance of commitments and (iv) the amounts accepted. Wells Fargo Bank reserves the right to assign a portion of its commitment to any of its Affiliates (as such term is defined in the Credit Agreement dated as of March 8, 2017 among the Borrower, the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, and the other agents party thereto (as amended by the First Amendment to Credit Agreement, dated as of January 12, 2021, the “Existing Credit Agreement”)) without the consent of the Company. The Arranger shall have the right, in consultation with you and subject to your approval (not to be unreasonably withheld or delayed), to award titles to other co-agents or arrangers who are Lenders that provide (or whose affiliates provide) commitments in respect of the Facility; provided that no other agents, co-agents, arrangers or bookrunners will be appointed, no other titles will be awarded and no compensation (other than to the Wells Fargo Parties or as expressly contemplated in this Commitment Letter) will be paid in connection with the Facility without the prior written approval of the Arranger (which shall not be unreasonably withheld, conditioned or delayed). Wells Fargo Securities will have “left” placement in any marketing materials or other documentation used in connection with the Facility.

To assist the Arranger in its syndication efforts to achieve a Successful Syndication, the Company shall (a) use commercially reasonable efforts to provide and to cause its advisors to provide the Arranger upon request with all information reasonably deemed necessary by it to complete a Successful Syndication, it being agreed that the only financial statements that shall be required to be provided by the Company are those that are otherwise publicly available, and (b) cause the management of the Company, if requested by the Arranger, to actively participate in and use commercially reasonable efforts to cause its advisors to actively participate in, both the preparation of an information package regarding the operations, forecasts and prospects of the Company and the presentation of the information to prospective Lenders at a single bank/investor meeting (which may be telephonic) or, if agreed to by the Company at additional bank/investor meetings (which may be telephonic).

The Commitment of Wells Fargo Bank, the undertakings of the Arranger and effectiveness of the Facility are subject to the following: (i) the preparation, execution and delivery of a credit agreement (“Credit Agreement”), by and among the Company, the lenders party thereto and agented by the Agent, and other loan documents of a type substantially similar to the loan documents entered into in connection with the Existing Credit Agreement (collectively, together with the Credit Agreement, the “Loan Documents”), in each case, substantially reflecting and consistent with the terms and conditions set forth herein, in the Term Sheet, and the Fee Letter (as defined below) and/or as otherwise mutually agreed; (ii) except as set forth in writing to the Arranger prior to the date hereof, there not having occurred, in the Agent’s reasonable determination, except as disclosed in the SEC Reports, any material adverse change in the business, financial condition or operations of the Company and its subsidiaries, taken as a whole, since December 31, 2019; (iii) until the earlier of (A) a Successful Syndication and (B) the date that is 60 days after the Closing Date, without the Arranger’s prior written consent, there shall be no competing arrangement of any bank credit facility that is similar to, or a replacement of or substitution for the Facility by or on behalf of you or any of your subsidiaries, provided that the foregoing does not limit the ability of the Company or its subsidiaries to incur debt under any existing credit facilities or other debt programs in place as of the date hereof, or to issue commercial paper, equity or debt securities; and (iv) your written acceptance and compliance with the terms and conditions of the fee letter of even date herewith between the Company and the Wells Fargo Parties (the “Fee Letter”). As used herein, “SEC Reports” means (1) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2019, (2) the Quarterly Reports on Form 10-Q of the Company for the fiscal quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, and (3) the Current Reports on Form 8-K filed by the Company prior to the date hereof. Upon execution and delivery of the Credit Agreement, whether or not any loan or other extension of credit is made thereunder or any conditions of lending are met, the provisions of this paragraph shall be superseded by the provisions of the Credit Agreement.

The Company hereby agrees to reimburse the Agent and the Arranger for all reasonable out-of-pocket expenses (including the reasonable fees, time charges and expenses of attorneys for the Agent and the Arranger) and all reasonable out-of-pocket printing, reproduction, document delivery, travel, CUSIP, SyndTrak and communication costs incurred in connection with the due diligence, preparation, negotiation, execution, administration, syndication, distribution (including, without limitation, via the internet) and enforcement of this Commitment Letter, the Fee Letter, the Loan Documents and any other documentation contemplated hereby or thereby and the transactions contemplated hereby or thereby, whether incurred before or after the date of execution of this Commitment Letter and regardless of whether or not the transactions contemplated hereby are consummated.

Subject to the limitations on costs, fees and expenses set forth in the immediately preceding paragraph, the Company hereby further agrees to indemnify and hold harmless the Wells Fargo Parties and their respective affiliates, and their and their affiliates’ respective officers, employees, partners, representatives, advisors, agents and directors and each of their respective heirs, successors and assigns (each an “indemnified party”) against any and all actions, suits, losses, claims, damages, out-of-pocket costs, fees and expenses (including the reasonable fees, time charges and expenses of attorneys for the indemnified parties, but limited to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all indemnified parties (taken as a whole) and, if reasonably necessary, a single local counsel for all indemnified parties (taken as a whole) in each relevant jurisdiction and with respect to each relevant specialty, and in the case of an actual or perceived conflict of interest, one additional counsel in each relevant jurisdiction to the affected indemnified parties similarly situated and taken as a whole) and liabilities of every kind whatsoever (collectively, the “Indemnified Obligations”) to which each of the indemnified parties may become subject or that may be incurred or asserted or awarded against any indemnified party, in each case, arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) any matters contemplated by this Commitment Letter, the Fee Letter, the transactions contemplated hereby or any related transaction (including, without limitation, the execution and delivery of this Commitment Letter, the Loan Documents and the closing of the transactions) or (ii) the use or the contemplated use of the proceeds of the Facility, and will reimburse each indemnified party for all out of pocket expenses (including reasonable attorneys’ fees, expenses and charges) on demand as they are incurred in connection with any of the foregoing; provided that no indemnified party will have any right to indemnification for any Indemnified Obligation to the extent (x) resulting from such indemnified party’s own gross negligence, willful misconduct or material breach of the terms of this Commitment Letter (including the Term Sheet) or the Loan Documents by such indemnified party or (y) arising out of or resulting from claims of one or more indemnified parties against another indemnified party and not involving any act or omission of the Company or its or its affiliates’ officers, directors, employees or equityholders (other than (subject to clause (x) of this proviso) claims of indemnified parties against the Agent and/or the Arranger in their capacities as such), in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction. In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by you, your equityholders or creditors or an indemnified party, whether or not an indemnified party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated.

Without limiting the generality of the immediately preceding paragraph, you also agree that Wells Fargo Bank, the Arranger, each of their respective affiliates and each of their respective and their respective affiliates’ officers, employees, partners, representatives, advisors, agents and directors and each of their respective heirs, successors and assigns (such persons, collectively, the “Arranger Related Parties”) will not have any liability (whether direct or indirect, in contract or tort, or otherwise) to you or your affiliates or to your or their respective equityholders or creditors arising out of, related to or in connection with any aspect of the transactions contemplated hereby, except to the extent such liability is determined in a final, nonappealable judgment by a court of competent jurisdiction (i) to have resulted from such Arranger Related Party’s gross negligence, willful misconduct or material breach of the terms of this Commitment Letter (including the Term Sheet) or the Loan Documents by such Arranger Related Party or (ii) to have arisen out of or resulted from claims of one or more Arranger Related Parties against another Arranger Related Party and not involving any act or omission of the Company or its or its affiliates’ officers, directors, employees or equityholders. Except for the Company’s indemnification obligations set forth in the immediately preceding paragraph, no party hereto nor any of its affiliates nor any of such parties’ or affiliates’ respective officers, directors, employees, equityholders, representatives, advisors or agents (such affiliates and such officers, directors, employees, equityholders, representatives, advisors or agents of such party, being a “Representative” of such party) shall be liable under this Commitment Letter, the Fee Letter or any Loan Document or in respect of any act, omission or event relating to the transaction contemplated hereby or thereby, on any theory of liability, for any special, indirect, consequential or punitive damages. Except to the extent resulting from a breach of the confidentiality provisions hereof or from the gross negligence or willful misconduct of an Arranger Related Party, such Arranger Related Party will not be liable to you, your affiliates or any other person for any damages arising from the use by others of Informational Materials (as defined below) or other materials properly disseminated by such Arranger Related Party by Electronic Means (as defined below).

The Company’s obligations and the parties’ agreements under the immediately preceding three paragraphs shall survive and are and shall remain absolute obligations of the Company and such other parties, whether or not Loan Documents are executed or any loan is made by the Lenders or any conditions of lending are met; provided that upon the execution and delivery of the Loan Documents, whether or not any loan or other extension of credit is made thereunder or any conditions of lending are met, such provisions shall be deemed superseded by the reimbursement, indemnity, exculpation and waiver of consequential damages provisions of the Loan Documents. The obligations of the Wells Fargo Parties under this Commitment Letter shall be enforceable solely by the Company and may not be relied upon by any other person. For purposes of this and the immediately preceding three paragraphs, the terms “Agent”, “Wells Fargo Bank” and “Arranger” shall include an affiliate of either.

The Company represents, warrants and covenants that (i) all written information (other than the Projections, as defined below) concerning the Company and its subsidiaries and the transactions contemplated hereby that has been or is hereafter made available to the Wells Fargo Parties or the Lenders by you, or any of your representatives, subsidiaries or affiliates (or on your or their behalf) (the “Information”) is, and in the case of Information made available after the date hereof, in each case, when furnished, (x) will be complete and correct in all material respects and (y) does not, and in the case of Information made available after the date hereof, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading when taken as a whole and (ii) all financial projections and other forward-looking statements concerning the Company and its subsidiaries that have been or will be made available to the Wells Fargo Parties or the Lenders by the Company, or any of its representatives, subsidiaries or affiliates (or on the Company’s or their behalf) (the “Projections”) have been and will be prepared in good faith based upon assumptions believed by you to be reasonable at the time made (it being understood that such Projections are not to be viewed as facts and are subject to uncertainties and contingencies, many of which are beyond the Company’s control and that actual results may differ from the Projections and such differences may be material). As such, except as expressly set forth in the immediately preceding sentence, the Company makes no representation or warranty as to the Projections. The Company agrees to furnish the Wells Fargo Parties with such Information and Projections as they may reasonably request and to supplement, or cause to be supplemented, the Information and the Projections from time to time until the date the Loan Documents become effective in accordance with the provisions thereof (the “Closing Date”) so that the conditions and representations and warranties contained in the preceding sentence remain correct; it being agreed that such Information shall be deemed to have been provided by the Company as required hereunder upon the inclusion or disclosure thereof in any periodic or current report filed by the Company with the SEC. The Wells Fargo Parties will be entitled to use and rely upon, without responsibility to verify independently, the Information and, subject to the foregoing, the Projections.

The Company acknowledges that Wells Fargo Bank and the Arranger on the Company’s behalf will make available, on your behalf, the Information, Projections and other marketing materials and presentations, including confidential information memoranda (collectively, the “Informational Materials”), to the potential Lenders by posting the Informational Materials on SyndTrak Online or by other similar electronic means (collectively, the “Electronic Means”); provided that, at the request of the Arranger, you shall designate in any such disclosure whether such disclosure includes any material non-public or confidential information, and if so, the Arranger shall only provide such information to those Lenders or potential Lenders that have electronically confirmed or designated in writing that they are permitted for purposes of securities laws to receive such non-public or confidential information; all other such Lenders being hereinafter referred to as “Public Lenders.” Each of the Agent and the Arranger hereby agrees, and the Arranger shall obtain the agreement of each Lender or prospective Lender to which it disseminates any non-public or confidential information regarding the Company or its affiliates, that it shall use such information only (i) in accordance with applicable law (including securities laws) and (ii) for purposes of evaluating the Facility, the transactions contemplated by this Commitment Letter, and the Term Sheet and shall otherwise comply with the other confidentiality provision herein (the “Use Restrictions”). Notwithstanding the foregoing, you agree that the Arranger may distribute the following documents to all prospective Lenders (including Public Lenders) on your behalf, unless you advise the Arranger in writing (including by email) within a reasonable time prior to their intended distributions that such material should not be distributed to Public Lenders: (w) administrative materials for prospective Lenders such as lender meeting invitations and funding and closing memoranda, (x) notifications of changes in the terms of the Facility, (y) financial information regarding the Company and its subsidiaries (other than the Projections) and (z) other materials intended for prospective Lenders after the initial distribution of the Informational Materials, including drafts and final versions of the Term Sheet and the Loan Documents. Before distribution of any Information Materials to prospective Lenders, the Company shall provide Wells Fargo Bank and the Arranger with a customary letter authorizing the dissemination of the Information Materials in accordance with this paragraph.

This Commitment Letter, the Fee Letter and the Term Sheet are for the Company’s confidential use only and may not be disclosed by it to any person other than (i) to its and its affiliates’ officers, directors, employees, attorneys and financial advisors (but not commercial lenders), and then only in connection with the proposed transaction and on a confidential basis, (ii) to any federal or state regulatory authority having jurisdiction over it or any of its affiliates, (iii) when (in the Company’s reasonable judgment) disclosure is required by law (including any securities law; provided that the Company shall seek confidential treatment of the Fee Letter if the Fee Letter (as distinguished from the disclosure of the aggregate fees payable thereunder) is required to be disclosed pursuant to any securities laws) or by any judicial, administrative or governmental body, agency or authority or by any order, writ, judgment, subpoena, decree or other compulsory legal mandate (in which case, you agree, to the extent permitted by law, regulatory authority or agency or court order or legal process, to inform us promptly in advance thereof), (iv) the Term Sheet may be disclosed to any ratings agency in connection with the Facility, (v) in any legal proceeding, arbitration, mediation or similar proceeding regarding any dispute concerning the terms hereof or thereof or the transactions contemplated hereby and thereby, (vi) the existence of this Commitment Letter and the Term Sheet, the amount of the Commitment, the identity of the Wells Fargo Parties and other terms and conditions of Facility may be disclosed by the Company to the public in its periodic securities filings, press releases or otherwise, so long as the terms and the conditions of the Fee Letter are treated as confidential in accordance with this paragraph, or (vii) where the Agent and the Arranger consent in writing to the proposed disclosure, which consent shall not be unreasonably withheld. Officers, directors, employees, attorneys and financial advisors of the Arranger, Wells Fargo Bank and the Agent and their affiliates shall at all times have the right to share amongst themselves in connection with this Commitment Letter, the Facility and the transactions contemplated thereby and on a confidential basis information received from the Company and its affiliates and their respective officers, directors, employees and agents. The Arranger reserves the right to assign some or all of its rights and delegate some or all of its responsibilities hereunder to one of its affiliates. This Commitment Letter, the Fee Letter, and the Term Sheet embody the entire agreement and understanding among the Wells Fargo Parties, you and your affiliates with respect to the subject matter hereof and supersede any and all prior versions hereof or thereof. This Commitment Letter may only be amended by a writing signed by all parties hereto. This Commitment Letter is not assignable by you without the Arranger’s prior written consent.

Each of Agent and the Arranger, at their respective sole expense, may publish customary marketing tombstones advertisements as comply with applicable federal laws relating to the Facility; provided that the Company shall have the right to review and approve all such advertisements (such approval not to be unreasonably withheld or delayed). The foregoing authorization shall remain in effect unless the Company notifies Agent and Arranger in writing that such authorization is revoked. Each of Agent and the Arranger shall be permitted to use information related to the syndication and arrangement of the Facility (i) customarily required in connection with obtaining a CUSIP number and (ii) routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry.

Each of the Agent and the Arranger agrees to keep confidential, and not disclose, any information not otherwise publicly available that it obtains about the Company and/or its affiliates, the Company’s and/or its affiliates’ books and records, or the Company’s and/or its affiliates properties, results, products, prospects, customers, operations or condition (financial or otherwise), except that the Agent and the Arranger may disclose such information (i) as required by applicable law, (ii) to its attorneys, auditors, accountants and other professional advisors in connection with the Facility and the transactions contemplated thereby, who have been informed as to the confidential nature of such information, (iii) in connection with the enforcement of the Loan Documents, (iv) to any Lender, potential Lender, transferee or potential transferee in connection with its syndication activities contemplated hereby or as permitted by the Loan Documents, provided that the disclosure of any such information to such Lender, potential Lender, transferee or potential transferee shall be made subject to the acknowledgment and acceptance by such Lender or prospective Lender or participant or prospective participant that such information is being disseminated on a confidential basis (on substantially the terms set forth in this paragraph or as is otherwise reasonably acceptable to you and the Arranger, including, without limitation, as agreed in any confidential information memorandum or other marketing materials) in accordance with the standard syndication processes of the Arranger or customary market standards for dissemination of such type of information, (v) to any federal or state banking authority or other regulatory authority having jurisdiction over it or any of its affiliates, (vi) to any of its respective affiliates solely in connection with the Facility (and you acknowledge that such affiliates may share with Wells Fargo Bank or Arranger, any information related to you or any of your subsidiaries or affiliates (including, without limitation, in each case, information relating to creditworthiness) and the transactions contemplated hereby) and (vii) to any of its officers, employees and agents which have been informed as to the confidential nature of such information in connection with the proposed transaction; provided that in the cases of clauses (i) and (iii) above, such disclosing party shall (x) provide the Company with reasonable advance notice of such disclosure to the extent legally permitted and practicable to do so to permit the Company to limit the scope of or to contest the need for such disclosure and (y) use commercially reasonable efforts to limit such disclosure to only that portion of the confidential information required to be disclosed. Each of the Agent, Wells Fargo Bank and the Arranger acknowledge and agree that money damages may not be a sufficient remedy for violations by any of the foregoing of the confidentiality or Use Restrictions set forth herein and, as such, the Company shall be entitled to seek equitable relief, including injunctive relief, without proof of actual damages. The provisions of this paragraph shall survive and are and shall remain absolute obligations of the Agent and the Arranger whether or not Loan Documents are executed or any loan is made by the Lenders or any conditions of lending are met, provided that (1) such agreements and undertakings under this paragraph shall automatically terminate eighteen months following the date of this Commitment Letter and (2) notwithstanding the foregoing, upon execution, delivery and effectiveness of the Credit Agreement, whether or not any loan or other extension of credit is made thereunder or any conditions of lending are met, the provisions of this paragraph shall be superseded by the provisions of the Credit Agreement. Each of the Agent and the Arranger shall be liable for the breach of any of the disclosure restrictions or Use Restrictions herein by any of its Representatives.

Each of the Wells Fargo Parties hereby notify you that pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “Patriot Act”), each of them is required to obtain, verify and record information that identifies you, which information includes your name and address and other information that will allow the Wells Fargo Parties and the other Lenders to identify you in accordance with the Patriot Act.

Nothing contained herein shall limit or preclude the Agent, Wells Fargo Bank, the Arranger or any of their respective affiliates from carrying on any business with, providing banking or other financial services to, or from participating in any capacity, including as an equity investor, in any party whatsoever, including, without limitation, any competitor, supplier or customer of you or any of your affiliates, or any other party that may have interests different than or adverse to such parties.

You acknowledge that the Arranger and its affiliates (i) may be providing debt financing, equity capital or other services (including financial advisory services) to other entities and persons with which you or your affiliates may have conflicting interests regarding the transactions contemplated hereby and by the Term Sheet and otherwise, (ii) so long as not in violation of its contractual obligations to you, may act as it deems appropriate with respect to such other entities or persons, and (iii) have no obligation in connection with the transactions contemplated hereby to use, or to furnish to you or your affiliates or subsidiaries, confidential information obtained from other entities or persons. In connection with the foregoing, the Arranger and its affiliates will not use confidential information obtained from you by virtue of the Facility or their other relationships with you in connection with the performance by them of services for other companies, and none of the Arranger, Wells Fargo Bank, the Agent or any of foregoing’s affiliates will furnish any such information to such other companies.

In connection with all aspects of the transactions contemplated hereby, you acknowledge and agree that: (i) the Facility and any related arranging or other services described in this Commitment Letter is an arm’s-length commercial transaction between you and your affiliates, on the one hand, and the Agent, Wells Fargo Bank and the Arranger (collectively, the “Commitment Parties”), on the other hand, and you are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby, (ii) in connection with the process leading to the transactions contemplated hereby, except and to the extent as may otherwise be expressly agreed in a separate writing, each of the Commitment Parties are and have been acting solely as a principal and not as a financial advisor, agent or fiduciary, for you or any of your affiliates, equityholders, directors, officers, employees, creditors or any other party, (iii) except and to the extent as may otherwise be expressly agreed in a separate writing, (x) no Commitment Party has assumed or will assume an advisory, agency or fiduciary responsibility in your or your affiliates’ favor with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether any Commitment Party has advised or is currently advising you or your affiliates on other matters) and (y) no Commitment Party has any obligation to you or your affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth in this Commitment Letter, the Term Sheet and the Fee Letter, (iv) the Commitment Parties and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from yours and your affiliates and no Commitment Party shall have any obligation to disclose any of such interests, and (v) no Commitment Party has provided any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby and you have consulted your own legal, accounting, regulatory and tax advisors to the extent you have deemed appropriate. You hereby waive and release, to the fullest extent permitted by law, any claims that you may have against any Commitment Party with respect to any breach or alleged breach of agency, fiduciary duty or actual or potential conflict of interest.

The foregoing three paragraphs shall survive any termination or expiration of this Commitment Letter or the Commitment of Wells Fargo Bank or the undertakings of the Arranger set forth herein (regardless of whether definitive Loan Documents are executed and delivered).

Please indicate the Company’s acceptance of the commitment herein contained in the space indicated below and return a copy of this Commitment Letter so executed to the Arranger. By its acceptance hereof, the Company agrees to pay the Agent, Wells Fargo Bank and the Arranger the fees described in the Term Sheet and the Fee Letter subject to and in accordance with the terms thereof, and agrees that Wells Fargo Bank’s commitment is conditioned upon the Company’s compliance with all of the provisions of the Fee Letter. This commitment will expire at 5:00 p.m. (Eastern Standard Time) on February 24, 2021, unless on or prior to such time the Arranger shall have received a copy of this Commitment Letter and the Fee Letter, each executed by the Company. Notwithstanding timely acceptance of this Commitment Letter pursuant to the preceding sentence, the commitment herein contained will automatically terminate unless definitive Loan Documents are executed on or before April 8, 2021.

THIS COMMITMENT LETTER AND THE FEE LETTER, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED THERETO (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF OR THEREOF), SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO ANY OTHER CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR ACTION ARISING OUT OF THIS COMMITMENT LETTER OR THE FEE LETTER. With respect to any suit, action or proceeding arising in respect of this Commitment Letter or the Fee Letter or any of the matters contemplated hereby or thereby, the parties hereto hereby irrevocably and unconditionally submit to the exclusive jurisdiction of any state or federal court located in the Borough of Manhattan, and irrevocably and unconditionally waive any objection to the laying of venue of such suit, action or proceeding brought in such court and any claim that such suit, action or proceeding has been brought in an inconvenient forum. The parties hereto hereby agree that service of any process, summons, notice or document by registered mail addressed to you or each of the Commitment Parties will be effective service of process against such party for any action or proceeding relating to any such dispute. A final judgment in any such action or proceeding may be enforced in any other courts with jurisdiction over you or each of the Commitment Parties. No person has been authorized by any of the Commitment Parties to make any oral or written statements inconsistent with this Commitment Letter or the Fee Letter. This Commitment Letter and the Fee Letter are not intended to benefit or create any rights in favor of any person other than the parties hereto, the Lenders and, with respect to indemnification, each indemnified party, and with respect to exculpation, the Arranger Related Parties. This Commitment Letter and the Fee Letter may be executed in separate counterparts, which taken together shall constitute an original. Delivery of an executed signature page of this Commitment Letter and the Fee Letter by facsimile or electronic mail shall be effective as delivery of manually executed counterpart hereof. The execution and delivery of this Commitment Letter shall be deemed to include electronic signatures on electronic platforms approved by the Arranger, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.

[Signature Page Follows]

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

WELLS FARGO SECURITIES, LLC

By: /s/ Michael E. McDuffie
Name: Michael E. McDuffie
Title: Managing Director

ACCEPTED AND AGREED TO
AS OF FEBRUARY 24, 2021:

OGE ENERGY CORP.

By: /s/ Charles B. Walworth
Name: Charles B. Walworth
Title: Treasurer